--------------------------------------------------------------------------------
                  PLEASE READ CAREFULLY THE MATERIALS ACCOMPANYING
                  AND CONTAINED WITHIN THIS BALLOT BEFORE COMPLETING
                    EACH SECTION AND MARKING YOUR CHOICES CLEARLY.
--------------------------------------------------------------------------------

                            UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF LOUISIANA

In re:                       )         No. 95-14545
                             )         Section A
HARRAH'S JAZZ COMPANY,       )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------
                             )
In re:                       )         No. 95-14544
                             )         Section A
HARRAH'S JAZZ FINANCE CORP., )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------
                             )
In re:                       )
                             )         No. 95-14871
HARRAH'S NEW ORLEANS         )         Section A
INVESTMENT COMPANY,          )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------

         GENERAL BALLOT FOR ACCEPTING OR REJECTING DEBTORS' PLAN (CLASS A3),
             AND FOR MAKING PARTICIPATING BANK OR FNBC SETTLEMENT ELECTION

         Only creditors holding Bank Claims and Old Bank Collateral Agent Claims against Harrah's Jazz Company (as defined in the Third Amended Joint Plan of Reorganization) should use this ballot. If you are not such a creditor, please contact Mr. James Woodring, Price Waterhouse LLP, P.O. Box 81109, Chicago, IL 60681, (312) 540-2597, and request the appropriate ballot for your class of claim.

THE PLAN REFERRED TO IN THIS BALLOT CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU IF IT IS ACCEPTED BY THE HOLDERS OF TWO-THIRDS IN AMOUNT AND MORE THAN ONE-HALF IN NUMBER OF CLAIMS IN EACH CLASS AND THE HOLDERS OF TWO-THIRDS IN AMOUNT OF EQUITY SECURITY INTERESTS IN EACH CLASS VOTING ON THE PLAN. IN THE EVENT THE REQUISITE ACCEPTANCES ARE NOT OBTAINED, THE COURT NEVERTHELESS MAY CONFIRM THE PLAN IF THE COURT FINDS THAT THE PLAN ACCORDS FAIR AND EQUITABLE TREATMENT TO THE CLASS OR CLASSES REJECTING IT AND OTHERWISE SATISFIES THE REQUIREMENTS OF SECTION 1129(b) OF THE BANKRUPTCY CODE.

    To have your vote count, you must fully and accurately complete this ballot and return it to the following address so as to be received no later than 11:00 p.m., Central Daylight Savings Time, on April 7, 1997:

(for regular mail)      Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
                        c/o Price Waterhouse LLP
                        P.O. Box 81109
                        Chicago, Illinois  60681

(for overnight or       Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
other courier           c/o Price Waterhouse LLP
delivery)               Attn: Mr. James Woodring
                        200 E. Randolph Drive
                        Chicago, Illinois 60601

The above-captioned debtors (the "Debtors"), together with Harrah's Entertainment, Inc., have proposed the Third Amended Joint Plan of Reorganization, dated February 26, 1997 (the "Plan"). (Capitalized terms not otherwise defined in this Ballot have the meaning assigned to them by the Plan.) There are 25 classes of claims and interests under the Plan. Classes of claims against the Debtors' estates designated by the Plan as classes A1, A2, A3(a), A3(b), A4, A5, A6, A7, B1, B2, B3, B4, B5, C1, C2, C3, C4, C5 and C6 are
entitled to vote on the Plan. You are receiving this ballot because you have been scheduled as a creditor of the Debtors or because you have filed a proof of claim against the Debtors. Under the Plan, your claim against the estates has been placed in class A3. Provided that your claim against the Debtors' estates is not unliquidated, disputed, or contingent or is not subject to an objection filed with the Bankruptcy Court, you are entitled to vote on the Plan as a member of class A3. In addition, provided that such claims are not unliquidated, disputed, or contingent or are not subject to an objection filed with the Bankruptcy Court, you also may be entitled to vote on the Plan as a member of Class B2 and/or C4.

Below you will be asked to make two decisions. FIRST, you must decide whether you accept or reject the Plan. To accept or reject the Plan, please mark the appropriate boxes in Part I below. SECOND, you must decide: (i) if you are a Bank other than FNBC, whether you elect to be a Participating Bank; or (ii) if you are FNBC, whether you elect to make the FNBC Settlement Election. To make a Participating Bank election or the FNBC Settlement Election, please mark the appropriate box in Part II below.

I.  VOTE TO ACCEPT OR REJECT PLAN

    SECURED CLAIMS OF BANKS AND OLD BANK COLLATERAL AGENT
    AGAINST HARRAH'S JAZZ COMPANY-- CLASS A3

         / / ACCEPT                    / / REJECT

    SECURED BANK CLAIMS -- CLASS B2 (HARRAH'S JAZZ FINANCE CORP.)

         / / ACCEPT                    / / REJECT

    GENERAL UNSECURED CREDITORS -- CLASS C4 (CLAIMS AGAINST HARRAH'S NEW ORLEANS INVESTMENT COMPANY FOR WHICH HARRAH'S JAZZ COMPANY ALSO IS LIABLE)

         / / ACCEPT                    / / REJECT

II. PARTICIPATING BANK AND FNBC SETTLEMENT ELECTION

Under the Plan, the claim of a Bank other than FNBC electing to be treated as a Participating Bank, and FNBC if its makes the FNBC Settlement Election, is classified as a Class A3(a) claim; such Banks shall be allowed a claim in the amount set forth in Section 4.3(a)(ii) of the Plan, and shall receive all of the releases and waivers set forth in Sections 5.2, 5.5, 5.6 and 5.8 of the Plan. The claim of any Non-Participating Banks and FNBC if does not makes the FNBC Settlement Election is classified as a Class A3(b) claim; such Banks shall be allowed a claim in the amount set forth in Section 4.3(b)(ii) of the Plan, and shall not receive any of the releases and waivers set forth in Sections 5.2, 5.5, 5.6 and 5.8 of the Plan.

THE FOREGOING DESCRIPTION DOES NOT PURPORT TO, NOR SHOULD IT BE DEEMED TO, AMEND THE PROVISIONS OF THE PLAN. FOR A COMPLETE EXPLANATION OF THE PARTICIPATING BANK ELECTION AND THE FNBC SETTLEMENT ELECTION, YOU SHOULD REFER TO THE PLAN.

YOU SHOULD CAREFULLY CONSIDER WHETHER TO EXECUTE THE FOLLOWING ELECTION, AS THIS ELECTION WILL BE BINDING UPON YOU.

    PARTICIPATING BANK ELECTION

    / / I am a Bank other than FNBC, elect to be a Participating Bank, and agree to be bound by all of the terms, conditions and obligations in the Plan pertaining to Participating Banks, including but not limited to any terms, conditions and obligations contained in any exhibits to the Plan.

    FNBC SETTLEMENT ELECTION

    / / I am FNBC, elect to make the FNBC Settlement Election, and agree to be bound by all of the terms, conditions and obligations in the Plan pertaining to the FNBC Settlement Election, including but not limited to any terms, conditions and obligations contained in any exhibits to the Plan.

III.     CERTIFICATIONS

By returning this Ballot, the undersigned creditor certifies that:

    a. It has not submitted any other General Ballot For Accepting Or Rejecting Debtors' Plan (Class A3) And For Making Participating Bank Or FNBC Settlement Election (a "General Ballot"), or if it has submitted other General Ballots such earlier General Ballots are hereby revoked;

    b. It has been provided with a copy of the Debtors' Third Amended Joint Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated February 26, 1997 (the "Disclosure Statement"), and the Plan;

    c. It has the full power and authority to vote to accept or reject the Plan; and

    d. It acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement.

[PRE-PRINTED LABEL CONTAINING
CREDITOR IDENTITY, ADDRESS
AND CLAIM AMOUNT]



Dated:           , 1997             Signature:
      ----------                              ---------------------------------

                        By (if applicable):
                                           ------------------------------------
                                                 (print or type)
                        Title (if applicable):
                                              ---------------------------------
                                                 (print or type)




                        IF ANY OF THE INFORMATION CONTAINED ON THE ABOVE PRE-PRINTED LABEL IS INCORRECT, PLEASE MAKE THE APPROPRIATE CORRECTIONS BELOW.


                             NAME:
                                       ----------------------------------------
                             ADDRESS:
                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                             CLAIM
                             AMOUNT:
                                       ----------------------------------------

    YOUR BALLOT WILL NOT BE COUNTED UNLESS RECEIVED BY PRICE WATERHOUSE LLP
          AT THE ADDRESS LISTED ABOVE BY 11:00 P.M. (CDT) ON APRIL 7, 1997.

   THIS BALLOT DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM
                   OR AN ASSERTION OF A CLAIM AGAINST THE DEBTORS.

--------------------------------------------------------------------------------
                  PLEASE READ CAREFULLY THE MATERIALS ACCOMPANYING
                  AND CONTAINED WITHIN THIS BALLOT BEFORE COMPLETING
                    EACH SECTION AND MARKING YOUR CHOICES CLEARLY.
--------------------------------------------------------------------------------


                            UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF LOUISIANA

In re:                       )         No. 95-14545
                             )         Section A
HARRAH'S JAZZ COMPANY,       )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------
                             )
In re:                       )         No. 95-14544
                             )         Section A
HARRAH'S JAZZ FINANCE CORP., )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------
                             )
In re:                       )
                             )         No. 95-14871
HARRAH'S NEW ORLEANS         )         Section A
INVESTMENT COMPANY,          )
                             )         Chapter 11
              Debtor.        )         Reorganization
                             )
------------------------------

                           GENERAL BALLOT FOR ACCEPTING OR
                         REJECTING DEBTORS' PLAN (CLASS A8)

         Only creditors with Penalty Claims against Harrah's Jazz Company (as defined in the Third Amended Joint Plan of Reorganization) should use this ballot. If you are not such a creditor, please contact Mr. James Woodring, Price Waterhouse LLP, P.O. Box 81109, Chicago, IL 60681,
         (312) 540-2597, and request the appropriate ballot for your class of claim.

THE PLAN REFERRED TO IN THIS BALLOT CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU IF IT IS ACCEPTED BY THE HOLDERS OF TWO-THIRDS IN AMOUNT AND MORE THAN ONE-HALF IN NUMBER OF CLAIMS IN EACH CLASS AND THE HOLDERS OF TWO-THIRDS IN AMOUNT OF EQUITY SECURITY INTERESTS IN EACH CLASS VOTING ON THE PLAN. IN THE EVENT THE REQUISITE ACCEPTANCES ARE NOT OBTAINED, THE COURT NEVERTHELESS MAY CONFIRM THE PLAN IF THE COURT FINDS THAT THE PLAN ACCORDS FAIR AND EQUITABLE TREATMENT TO THE CLASS OR CLASSES REJECTING IT AND OTHERWISE SATISFIES THE REQUIREMENTS OF SECTION 1129(b) OF THE BANKRUPTCY CODE.

    To have your vote count, you must fully and accurately complete this ballot and return it to the following address so as to be received no later than 11:00 p.m., Central Standard Time, on April __, 1997:

(for regular mail)      Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
                        c/o Price Waterhouse LLP
                        P.O. Box 81109
                        Chicago, Illinois  60681

(for overnight or       Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
other courier           c/o Price Waterhouse LLP
deliveries)             Attn: Mr. James Woodring
                        200 E. Randolph Drive
                        Chicago, Illinois 60601

The above-captioned debtors (the "Debtors"), together with Harrah's Entertainment, Inc., have proposed the Third Amended Joint Plan of Reorganization, dated February __, 1997 (the "Plan"). (Capitalized terms not otherwise defined in this Ballot have the meaning assigned to them by the Plan.) There are 25 classes of claims and interests under the Plan. Classes of claims against the Debtors' estates designated by the Plan as classes A1, A2, A3(a), A3(b), A4, A5, A6, A7, A8, B1, B2, B3, B4, B5, C1, C2, C3, C4, C5 and C6 are
entitled to vote on the Plan. You are receiving this ballot because you have been scheduled as a creditor of the Debtors or because you have filed a proof of claim against the Debtors. Under the Plan, your claim against the estates has been placed in class A8. Provided that your claim against the Debtors' estates is not unliquidated, disputed, or contingent or is not subject to an objection filed with the Bankruptcy Court, you are entitled to vote on the Plan as a member of class A8.

Below you will be asked to make a decision -- whether, as a creditor, you accept or reject the Plan. To accept or reject the Plan, please mark the appropriate box(es) below.

I.  VOTE TO ACCEPT OR REJECT PLAN

    PENALTY CLAIMS -- CLASS A8 (HARRAH'S JAZZ COMPANY)

         / / ACCEPT          / / REJECT



II. CERTIFICATIONS

By returning this Ballot, the undersigned creditor certifies that:

    a. It has not submitted any other General Ballot For Accepting Or Rejecting Debtors' Plan (Class A8) (a "General Ballot"), or if it has submitted other General Ballots such earlier General Ballots are hereby revoked;

    b. It has been provided with a copy of the Debtors' Third Amended Joint Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated February __, 1997 (the "Disclosure Statement"), and the Plan;

    c. It has the full power and authority to vote to accept or reject the Plan; and

    d. It acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement.



         YOUR BALLOT WILL NOT BE COUNTED UNLESS RECEIVED BY PRICE WATERHOUSE LLP AT THE ADDRESS LISTED ABOVE BY 11:00 P.M. (CST) ON APRIL ___, 1997.

         THIS BALLOT DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF
                 CLAIM OR AN ASSERTION OF A CLAIM AGAINST THE DEBTORS

[PRE-PRINTED LABEL CONTAINING
CREDITOR IDENTITY AND ADDRESS]





Dated:           , 1997             Signature:
      ----------                              ---------------------------------

                        By (if applicable):
                                           ------------------------------------
                                                 (print or type)
                        Title (if applicable):
                                              ---------------------------------
                                                 (print or type)

                        Claim Amount:------------------------------------------


                        IF ANY OF THE INFORMATION CONTAINED ON THE ABOVE PRE-PRINTED LABEL IS INCORRECT, PLEASE MAKE THE APPROPRIATE CORRECTIONS BELOW.


                             NAME:
                                       ----------------------------------------
                             ADDRESS:
                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                             CLAIM
                             AMOUNT:
                                       ----------------------------------------